ALLIANCE
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                                    MORTGAGE
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                                   SECURITIES
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                                   INCOME FUND
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                                        Semi-Annual
                                        Report
                                        June 30, 1999

                           Alliance Capital [LOGO](R)

LETTER TO SHAREHOLDERS                  Alliance Mortgage Securities Income Fund
================================================================================

August 16, 1999

Dear Shareholder:

This report provides the performance, investment strategy and outlook for the Alliance Mortgage Securities Income Fund (the "Fund") over the six-month period ended June 30, 1999. The Fund is designed for investors who seek high current income, consistent with safety of principal. To achieve its objective, the Fund invests primarily in a diversified portfolio of mortgage-related securities.

FUND PERFORMANCE

The following table provides the investment results for the Alliance Mortgage Securities Income Fund for the six- and twelve-month periods ended June 30, 1999. For comparison, we have included the total returns for the Fund's benchmark index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lipper U.S. Mortgage Funds Average.

During the six-month period, your Fund underperformed the Lehman Brothers Mortgage-Backed Securities Index and was generally in-line with the Lipper U.S. Mortgage Funds Average. We remained cautious during the past six months, holding a greater weighting in lower-coupon securities versus the benchmark index. This cautious stance was, we believe, prudent in this volatile market environment. However, in February, the Treasury market sold off significantly, which raised mortgage rates and reduced investor concerns regarding prepayments. This change resulted in higher coupons outperforming lower coupons and, consequently, the Fund underperformed the Lehman Index. In addition, the Fund was leveraged during the period, which further affected price movement within the portfolio.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended June 30, 1999

                                                          Total Returns
                                                   6 Months          12 Months
                                                ---------------  ---------------

Alliance Mortgage
   Securities Income
   Fund
   Class A                                           -0.48%            1.94%
   Class B                                           -0.85%            1.18%
   Class C                                           -0.85%            1.18%

Lehman Brothers
   Mortgage-Backed
   Securities Index                                   0.53%            4.01%

Lipper U.S. Mortgage
   Funds Average                                     -0.43%            2.60%

* The Fund's investment results are total returns for the periods and are based on the net asset value of each class of shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers Mortgage-Backed Securities Index is comprised of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association. Graduated Payment Mortgages are included, but Graduated Equity Mortgages are not. The unmanaged Lipper U.S. Mortgage Funds Average ("Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. For the six- and twelve-month periods ended June 30, 1999, the Lipper Average consisted of 68 and 66 funds, respectively. An investor cannot invest directly in an index or an average.

      Additional investment results appear on page 4.

--------------------------------------------------------------------------------

MARKET OVERVIEW

The outlook for the global economy continued to brighten during the first six months of 1999. Signs of a strong recovery in East Asia, better-than-expected growth in Japan, and a quick drop in Brazilian interest rates bolstered investor confidence. In the United States, private demand growth has downshifted but remains

                                        Alliance Mortgage Securities Income Fund
================================================================================

exceptionally strong, while inflation and unemployment have remained low. With economic activity remaining strong and global liquidity concerns abating, the U.S. Federal Reserve adopted a monetary policy tightening bias in May and increased the Federal Funds rate by 25 basis points, to 5.00%, in June. For the six months ended June 30, 1999, the U.S. yield curve flattened as short- and intermediate-term rates rose more than long-term rates. Two-year U.S. Treasury yields rose from 4.53%, to 5.52%, while thirty-year U.S. Treasury yields rose from 5.09%, to 5.97%.

During the six-month period ended June 30, 1999, the U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, declined 1.4% as economic growth strengthened and the U.S. Federal Reserve raised interest rates. Among the traditional sectors of the U.S. bond market, the mortgage sector recorded the strongest performance while the U.S. Treasury market recorded the weakest performance. As credit markets continued to stabilize from the turmoil in 1998, and the threat of higher interest rates surfaced, investors moved out of U.S. Treasuries and back into higher-yielding sectors in search of higher returns. The mortgage sector was the main beneficiary of this change in interest-rate expectations. When interest rates rose, mortgage refinancing slowed and mortgage prepayments fell, making mortgage-backed securities ("MBS") more attractive.

INVESTMENT STRATEGY

The main technical issue supporting the MBS market is reduced new issue supply. As mortgage rates to consumers have climbed dramatically over the first half of 1999, homeowner opportunities to refinance have disappeared. During the six-month period ended June 30, 1999, we adjusted the Fund's portfolio in accordance with changes in our expectations for prepayment rates. We added commercial mortgage-backed securities ("CMBS"), which have less prepayment uncertainty than most of the Fund's MBS allocation. All of these investments are rated AA or higher and carry yields similar to agency MBS. We also added a diversified portfolio of interest-only MBS and CMBS, which benefit from rising interest rates. These securities tend to appreciate in price as interest rates rise, providing a buffer to the Fund's overall portfolio.

We were also active in agency pass-through securities such as Government National Mortgage Association ("GNMA") and Federal National Mortgage Association ("FNMA") securities. Regarding all portfolio holdings, our strategy is to add value by making small, incremental adjustments as we see relative value opportunities. For example, in the first quarter of 1999, a market participant liquidated a large portfolio of GNMAs. This liquidation caused GNMAs to underperform other agency MBS. We expect this relationship to revert back to its historic average, therefore, we sold FNMA MBS and purchased GNMA MBS.

OUTLOOK

Globally, growth prospects are improving and inflation pressures remain subdued. While the U.S. economy appears to be moderating somewhat from the robust level of the first quarter, we still estimate that growth for calendar 1999 will be close to the 3.9% pace of 1998. We believe the risks remain toward somewhat tighter monetary policy and higher interest rates. While the non-Treasury sectors of the market appear to be cheap by historical standards, the upward pressure on rates, and liquidity concerns related to this year-end are likely to keep yield premiums wide in the near term. In this environment, security selection will remain focused on longer-term fundamentals, recognizing that near-term liquidity will be limited. With yields on agency MBS around 7.75%, we believe a prudent investment strategy is to keep the Fund fully invested in the mortgage market. New issue supply has dried up, and higher interest rates should slow the housing market, limiting new home sales. These factors lower prepayment uncertainty, making the mortgage market much more stable. Coupled with our view towards an upward bias to interest rates, most of our return should therefore be in the form of coupon income.

We are cautious in our outlook for high-grade securities at this point. This view is based primarily on the amount of new issue supply that we see coming to market over the next quarter. Furthermore, concerns about liquidity caused by the effects of Y2K are playing an increasing role in determining investor psychology. However, we believe the mortgage market has already priced in a sufficient risk premium for this uncertainty, and the high

                                        Alliance Mortgage Securities Income Fund
================================================================================

credit quality of the Fund's portfolio should limit unforeseen problems.

Thank you for your continued interest and investment in the Alliance Mortgage Securities Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Jeffrey S. Phlegar

Jeffrey S. Phlegar
Vice President

--------------------------------------------------------------------------------

Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES       Alliance Mortgage Securities Income Fund
================================================================================

Alliance Mortgage Securities Income Fund is a diversified investment company that seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in mortgage-related securities, including collateralized mortgage obligations, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.

INVESTMENT RESULTS
================================================================================

NAV and SEC Average Annual Total Returns as of June 30, 1999

                                 --------------
                                 CLASS A SHARES
                                 --------------

                                Without             With
                             Sales Charge       Sales Charge
                             -------------------------------

One Year                         1.94%             -2.36%
Five Years                       6.47%              5.54%
10 Years                         7.47%              7.01%

SEC Yield**                      5.90%

                                 --------------
                                 CLASS B SHARES
                                 --------------

                                Without             With
                             Sales Charge       Sales Charge
                             -------------------------------

One Year                         1.18%             -1.69%
Five Years                       5.69%              5.69%
Since Inception*(a)              5.36%              5.36%

SEC Yield**                      5.42%

                                 --------------
                                 CLASS C SHARES
                                 --------------

                                Without             With
                             Sales Charge       Sales Charge
                             -------------------------------

One Year                         1.18%              0.22%
Five Years                       5.70%              5.70%
Since Inception*                 4.22%              4.22%

SEC Yield**                      5.44%

The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

*     Inception: 1/30/92 Class B; 5/3/93 Class C.

** SEC Yields are based on SEC guidelines and are calculated on 30 days ended June 30, 1999.

(a)   Assumes conversion of Class B shares into Class A shares after six years.

PORTFOLIO OF INVESTMENTS
June 30, 1999 (unaudited)               Alliance Mortgage Securities Income Fund
================================================================================

                                                      Principal
                                                       Amount
                                                        (000)              Value
--------------------------------------------------------------------------------
MORTGAGE-RELATED
   SECURITIES-104.1%
FEDERAL NATIONAL
    MORTGAGE
   ASSOCIATION-46.4%
   6.00%, 8/25/07-5/01/29.......................     $ 31,548     $  31,179,381
   6.50%, 2/01/11-
      12/01/99 (a)..............................      101,435        99,919,037
   7.00%, 11/01/02-
      5/01/29 (a)...............................      122,958       122,444,392
   9.00%, 8/01/21...............................        3,717         3,936,338
   11.00%, 7/15/16..............................        3,031         3,308,051
   11.50%, 9/15/20..............................        2,018         2,260,136
   12.00%, 7/01/00 (b)..........................            3             3,302
                                                                  --------------

Total Federal National
   Mortgage Association
   (cost $269,213,483)..........................                    263,050,637
                                                                  --------------

GOVERNMENT NATIONAL
   MORTGAGE
   ASSOCIATION-23.0%
   6.50%, 3/15/28-4/15/29.......................       38,666        37,179,689
   7.00%, 1/15/23-9/15/28 (a) ..................       94,124        92,888,939
   9.00%, 12/15/19..............................            2             2,434
   13.00%, 11/15/99-
      1/15/00 (b)...............................            4             3,982
                                                                  --------------

Total Government National
   Mortgage Association
   (cost $135,097,155)..........................                    130,075,044
                                                                  --------------

FEDERAL HOME LOAN
   MORTGAGE CORP.-14.7%
   Zero coupon, 6/15/21.........................        1,398         1,466,262
   6.50%, 4/01/29 (a)...........................       35,169        33,949,188
   7.00%, 9/01/11-8/01/12 (b) ..................        4,449         4,467,212
   8.00%, 9/01/09-8/15/21.......................       18,499        19,008,839
   9.50%, 9/01/20 (a)...........................        3,500         3,740,625
   11.50%, 10/01/10-6/01/20 ....................        1,827         2,002,662
   12.00%, 8/01/15-
      7/01/20 (a)...............................       13,753        15,110,282
   12.25%, 8/01/13..............................           16            18,167
   12.50%, 6/01/19..............................        2,153         2,417,174
   13.00%, 5/01/14-12/01/18 ....................          806           914,026
                                                                  --------------

Total Federal Home Loan
   Mortgage Corp.
   (cost $84,790,577)...........................                     83,094,437
                                                                  --------------

COLLATERALIZED
   MORTGAGE
   OBLIGATIONS-12.3%
Citicorp Mortgage
   Securities, Inc.
   Series 1987-3 Cl.A1
   9.00%, 5/25/17...............................        7,351         7,479,867
MLCC Mortgage
   Investors, Inc.
   Series 1995-B Cl.B
   6.94%, 10/15/20 (c)..........................        4,932         4,093,230
   Series 1996-B Cl.B
   6.94%, 7/15/21 (c)...........................       10,955         9,202,511
Morgan Stanley Capital I
   Series 1998-XL2 Cl.A2
   6.17%, 10/01/35..............................       26,000        24,554,660
Residential Accredit Loans,
   Inc.
   Series 1998 Cl.A4
   8.00%, 10/25/28..............................       14,636        14,617,329
Salomon Brothers Mortgage
   Securities Inc.
   Series 1999-5
   2.80%, 6/25/29...............................        5,240         5,219,235
Structured Asset
   Securitization Corp.
   Series 1998-4 Cl.M2
   5.66%, 6/25/28...............................        4,454         4,455,381
                                                                  --------------

Total Collateralized
   Mortgage Obligations
   (cost $71,829,165)...........................                     69,622,213
                                                                  --------------

STRIPPED MORTGAGE
   BACKED SECURITIES-5.9%
Bear Stearns
   Series 1997 Cl.2-X I/O
   12.35%, 8/25/36 (d)(e).......................        6,333         3,754,374

PORTFOLIO OF INVESTMENTS (continued)    Alliance Mortgage Securities Income Fund
================================================================================

                                                      Principal
                                                       Amount
                                                        (000)              Value
--------------------------------------------------------------------------------

LB Commercial Conduit
   Mortgage Trust
   Series 1998-C4 Cl.X I/O
   9.25%, 9/15/23 (e)...........................     $  7,782     $   7,709,991
   Series 1999 Cl.A2
   6.78%, 4/15/09...............................       11,000        10,910,680
Mortgage Capital
   Funding, Inc.
   Series 1996-MC2 Cl.X I/O
   8.50%, 12/21/26 (e)..........................       12,314        11,230,523
                                                                  --------------

Total Stripped Mortgage
   Backed Securities
   (cost $37,534,856)...........................                     33,605,568
                                                                  --------------

COMMERCIAL MORTGAGE
   BACKED SECURITY-1.8%
Credit Suisse First Boston
   Mortgage
   Series 1997 Cl.B
   7.28%, 6/20/07
   (cost $10,187,891)...........................       10,000         9,981,400
                                                                  --------------

Total Mortgage-Related
   Securities
   (cost $608,653,127)..........................                    589,429,299
                                                                  --------------

CORPORATE
   OBLIGATION-3.9%
Beverly Finance
   8.36%, 7/15/04 (d)
   (cost $22,681,680)...........................       21,000        21,826,560
                                                                  --------------

ASSET BACKED
   SECURITIES-3.8%
Green Tree Home
   Improvement Loan Trust
   Series 1998-D Cl.HEA4
   6.25%, 8/15/29...............................       20,000        19,768,800
Option One Mortgage
   Securities Corp.
   Series 1999-2
   9.66%, 6/25/29 (d)...........................        1,991         1,987,035
                                                                  --------------

Total Asset Backed
   Securities
   (cost $21,980,759)...........................                     21,755,835
                                                                  --------------

REPURCHASE
   AGREEMENT-0.3%
State Street Bank & Trust Co.
   4.90%, dated 6/30/99,
   due 7/01/99, collateralized by
   $1,510,000, FFCB,
   5.125%, 4/02/01
   (amortized cost
   $1,475,000)..................................        1,475         1,475,000
                                                                  --------------

TOTAL INVESTMENTS-112.1%
   (cost $654,790,566)..........................                    634,486,694
Other assets less
   liabilities-(12.1%)..........................                    (68,446,129)
                                                                  --------------

NET ASSETS-100%.................................                  $ 566,040,565
                                                                  ==============

--------------------------------------------------------------------------------

(a) Securities, or a portion thereof, loaned at June 30, 1999, with an aggregate market value of $66,633,355 and cash collateral received from the counterparty of Prudential Securities in the amount of $70,860,000.

(b)   15 year mortgage.

(c) Adjustable rate mortgages; stated interest rate in effect at June 30, 1999.

(d) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, these securities amounted to $27,567,969 or 4.9% of net assets.

(e) Interest rate represents yield to maturity and principal amount represents amortized cost.

      Glossary of Terms:

      FFCB - Federal Farm Credit Bank.
      I/O  - Interest Only.

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (unaudited)               Alliance Mortgage Securities Income Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $654,790,566) ......................   $ 634,486,694
   Cash .........................................................................         611,428
   Receivable for investment securities sold ....................................     204,796,524
   Interest receivable ..........................................................       4,372,161
   Receivable for capital stock sold ............................................          18,655
                                                                                    -------------
   Total assets .................................................................     844,285,462
                                                                                    -------------
LIABILITIES
   Deposit for securities loaned ................................................      70,887,659
   Payable for investment securities purchased ..................................     204,759,196
   Dividends payable ............................................................         950,969
   Advisory fee payable .........................................................         769,046
   Payable for capital stock redeemed ...........................................         534,552
   Distribution fee payable .....................................................          46,566
   Accrued expenses and other liabilities .......................................         296,909
                                                                                    -------------
   Total liabilities ............................................................     278,244,897
                                                                                    -------------
NET ASSETS ......................................................................   $ 566,040,565
                                                                                    =============
COMPOSITION OF NET ASSETS
   Capital stock, at par ........................................................   $     686,433
   Additional paid-in capital ...................................................     777,370,147
   Distributions in excess of net investment income .............................        (443,832)
   Accumulated net realized loss on investments, options and futures transactions    (191,268,311)
   Net unrealized depreciation of investments ...................................     (20,303,872)
                                                                                    -------------
                                                                                    $ 566,040,565
                                                                                    =============
CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
      ($460,809,645 / 55,887,091 shares of capital stock issued and outstanding)            $8.25
   Sales charge -- 4.25% of public offering price ...............................             .37
                                                                                            -----
   Maximum offering price .......................................................           $8.62
                                                                                            =====
   Class B Shares
   Net asset value and offering price per share
      ($83,557,627 / 10,129,887 shares of capital stock issued and outstanding) .           $8.25
                                                                                            =====
   Class C Shares
   Net asset value and offering price per share
      ($21,673,293 / 2,626,342 shares of capital stock issued and outstanding) ..           $8.25
                                                                                            =====

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999
(unaudited)                             Alliance Mortgage Securities Income Fund
================================================================================

INVESTMENT INCOME
   Interest ...............................................                  $ 23,708,531
EXPENSES
   Advisory fee ...........................................   $  1,573,497
   Distribution fee - Class A .............................        697,725
   Distribution fee - Class B .............................        514,467
   Distribution fee - Class C .............................        111,941
   Transfer agency ........................................        531,741
   Custodian ..............................................        145,233
   Printing ...............................................         92,730
   Administrative .........................................         66,395
   Audit and legal ........................................         43,652
   Registration ...........................................         26,658
   Directors' fees ........................................         15,946
   Miscellaneous ..........................................         13,056
                                                              ------------
   Total expenses before interest .........................      3,833,041
   Interest expense .......................................      1,672,626
                                                              ------------
   Total expenses .........................................                     5,505,667
                                                                             ------------
   Net investment income ..................................                    18,202,864
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions ...........                    (5,050,822)
   Net realized loss on options transactions ..............                      (141,568)
   Net realized gain on futures transactions ..............                       154,427
   Net change in unrealized appreciation (depreciation) of:
      Investments .........................................                   (16,267,846)
      Futures transactions ................................                       (39,812)
                                                                             ------------
   Net loss on investments ................................                   (21,345,621)
                                                                             ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ................                  $ (3,142,757)
                                                                             ============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS      Alliance Mortgage Securities Income Fund
================================================================================

                                                                             Six Months Ended
                                                                               June 30, 1999       Year Ended
                                                                                (unaudited)     December 31, 1998
                                                                             ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...................................................   $  18,202,864      $  38,364,402
   Net realized gain (loss) on investment, options, and futures transactions      (5,037,963)         9,950,849
   Net change in unrealized appreciation (depreciation) of investments and
      futures transactions .................................................     (16,307,658)       (12,082,332)
                                                                               -------------      -------------
   Net increase (decrease) in net assets from operations ...................      (3,142,757)        36,232,919
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A ..............................................................     (15,098,448)       (24,150,391)
      Class B ..............................................................      (2,910,339)       (12,817,547)
      Class C ..............................................................        (637,909)        (1,396,464)
   Distributions in excess of net investment income
      Class A ..............................................................             -0-         (1,771,630)
      Class B ..............................................................             -0-           (939,565)
      Class C ..............................................................             -0-           (100,466)
CAPITAL STOCK TRANSACTIONS
   Net decrease ............................................................     (32,527,406)       (98,968,113)
                                                                               -------------      -------------
   Total decrease ..........................................................     (54,316,859)      (103,911,257)
NET ASSETS
   Beginning of year .......................................................     620,357,424        724,268,681
                                                                               -------------      -------------
   End of period ...........................................................   $ 566,040,565      $ 620,357,424
                                                                               =============      =============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 1999
(unaudited)                             Alliance Mortgage Securities Income Fund
================================================================================

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
   Interest received ..........................................   $  24,065,624
   Interest paid ..............................................      (1,672,626)
   Operating expenses paid ....................................      (3,953,704)
                                                                  -------------
   Net increase in cash from operating activities .............                    $  18,439,294
INVESTING ACTIVITIES:
   Proceeds from disposition of long-term portfolio investments     812,079,085
   Purchase of long-term portfolio investments ................    (829,544,663)
   Sales of short-term portfolio investments, net .............      12,614,000
   Gain on closed futures contracts ...........................         154,427
                                                                  -------------
   Net decrease in cash from investing activities .............                       (4,697,151)
FINANCING ACTIVITIES*:
   Decrease in securities lending .............................      37,756,088
   Redemptions of capital stock, net ..........................     (42,643,922)
   Cash dividends paid ........................................      (8,247,962)
                                                                  -------------
   Net decrease in cash from financing activities .............                      (13,135,796)
                                                                                   -------------
   Net increase in cash .......................................                          606,347
   Cash at beginning of year ..................................                            5,081
                                                                                   -------------
   Cash at end of period ......................................                    $     611,428
                                                                                   =============

-------------------------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES:
   Net decrease in net assets resulting from operations .......                    $  (3,142,757)
ADJUSTMENTS:
   Decrease in interest receivable ............................   $     421,441
   Net realized loss on investment transactions ...............       5,037,963
   Net change in unrealized appreciation ......................      16,307,658
   Accretion of bond discount .................................         (64,348)
   Decrease in accrued expenses ...............................        (120,663)
                                                                  -------------
   Total adjustments ..........................................                       21,582,051
                                                                                   -------------
   Net increase in cash from operating activities .............                    $  18,439,294
                                                                                   =============

--------------------------------------------------------------------------------

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (unaudited)               Alliance Mortgage Securities Income Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Mortgage Securities Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund amortizes premium and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTES TO FINANCIAL STATEMENTS (cont.)   Alliance Mortgage Securities Income Fund
================================================================================

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .1375 of 1% (approximately .55 of 1% on an annual basis) of the first $500 million of the Fund's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter. The Adviser has agreed to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) in any year exceed 1% of its average daily net assets for such year. No such reimbursement was required for the six months ended June 30, 1999.

Pursuant to the advisory agreement, the Fund paid $66,395 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended June 30, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $378,924 for the six months ended June 30, 1999.

For the period ended June 30, 1999, the Fund's expenses were reduced by $33,072 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $16,145 from the sales of Class A shares and $386, $21,551 and $2,703 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended June 30, 1999.

Brokerage commissions paid on investment transactions for the six months ended June 30, 1999 amounted to $5,663, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the adviser.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,171,504 and $3,160,725 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $111,280,376 and $35,647,206, respectively, for the six months ended June 30, 1999. There were purchases of $776,714,975 and sales of $803,794,384 of U.S. government and government agency obligations for the six months ended June 30, 1999.

At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $440,310 and gross unrealized depreciation of investments was $20,744,182 resulting in net unrealized depreciation of $20,303,872.

                                        Alliance Mortgage Securities Income Fund
================================================================================

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 1998 of $186,122,212, of which $182,944,266 expires in the year 2002 and $3,177,946 expires in the year 2004.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At June 30, 1999, the Fund had no outstanding futures contracts.

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding interest rate swap contracts at June 30, 1999.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 1,800,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares.

Each class consists of 600,000,000 authorized shares. Transactions in capital stock were as follows:

                                            -----------------------------------------    -----------------------------------------
                                                              SHARES                                      AMOUNT
                                            -----------------------------------------    -----------------------------------------

                                              Six Months Ended         Year Ended         Six Months Ended         Year Ended
                                                June 30, 1999         December 31,          June 30, 1999         December 31,
                                                 (unaudited)              1998               (unaudited)              1998
                                            -------------------   -------------------    -------------------   -------------------
Class A
Shares sold.............................            10,991,612             6,135,759      $      92,595,457     $      52,962,095
Shares issued in reinvestment of
   dividends and distributions..........               888,389             1,659,539              7,492,597            14,298,768
Shares converted from Class B...........             4,422,488            16,276,489             37,428,383           140,421,587
Shares redeemed.........................           (15,315,829)          (12,357,705)          (128,997,778)         (106,540,434)
                                             -----------------     -----------------      -----------------     -----------------
Net increase............................               986,660            11,714,082      $       8,518,659     $     101,142,016
                                             =================     =================      =================     =================

NOTES TO FINANCIAL STATEMENTS (cont.)   Alliance Mortgage Securities Income Fund
================================================================================

                                            -----------------------------------------    -----------------------------------------
                                                              SHARES                                      AMOUNT
                                            -----------------------------------------    -----------------------------------------

                                              Six Months Ended         Year Ended         Six Months Ended         Year Ended
                                                June 30, 1999         December 31,          June 30, 1999         December 31,
                                                 (unaudited)              1998               (unaudited)              1998
                                            -------------------   -------------------    -------------------   -------------------
Class B
Shares sold.............................               616,072             1,129,782      $       5,205,075     $       9,742,600
Shares issued in reinvestment of
   dividends and distributions..........               181,736               847,302              1,534,921             7,308,487
Shares converted to Class A.............            (4,422,488)          (16,274,788)           (37,428,383)         (140,421,587)
Shares redeemed.........................            (1,067,556)           (8,433,020)            (9,125,040)          (72,791,687)
                                             -----------------     -----------------      -----------------     -----------------
Net decrease............................            (4,692,236)          (22,730,724)     $     (39,813,427)    $    (196,162,187)
                                             =================     =================      =================     =================
Class C
Shares sold.............................               185,630               493,383      $       1,568,035     $       4,254,625
Shares issued in reinvestment of
   dividends and distributions..........                49,786               119,962                420,247             1,034,204
Shares redeemed.........................              (380,420)           (1,071,818)            (3,220,920)           (9,236,771)
                                             -----------------     -----------------      -----------------     -----------------
Net decrease............................              (145,004)             (458,473)     $      (1,232,638)    $      (3,947,942)
                                             =================     =================      =================     =================

--------------------------------------------------------------------------------

NOTE F: Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the six months ended June 30, 1999, the maximum amount of security lending agreements outstanding was $119,416,000, the average amount outstanding was approximately $68,583,832 and the daily weighted average interest rate was 4.85%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount or income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. The rebate rate is the spread between the interest rate received and interest rate paid in the repurchase agreement market by the securities borrower.

As of June 30, 1999, the Fund had entered into the following security lending agreements:

        Amount            Counterparty           Interest Rate        Maturity
     -----------        ----------------         -------------      ------------
     $17,385,000      Prudential Securities          5.00%          July 1, 1999
      43,678,000      Prudential Securities          5.30%          July 1, 1999
       9,797,000      Prudential Securities          5.30%          July 6, 1999

                                        Alliance Mortgage Securities Income Fund
================================================================================

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended June 30, 1999.

FINANCIAL HIGHLIGHTS                    Alliance Mortgage Securities Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                           ---------------------------------------------------------------------------------------
                                                                                  CLASS A
                                           ---------------------------------------------------------------------------------------
                                            Six Months
                                               Ended                               Year Ended December 31,
                                           June 30, 1999     ---------------------------------------------------------------------
                                            (unaudited)        1998          1997            1996            1995           1994
                                           -------------     --------      --------        --------        --------       --------
Net asset value, beginning of year ......      $ 8.56          $ 8.63        $ 8.51          $ 8.75          $ 8.13         $ 9.29
                                               ------          ------        ------          ------          ------         ------
Income From Investment Operations
Net investment income ...................         .27(a)          .52(a)        .54(a)          .54(a)          .57(a)         .57
Net realized and unrealized gain (loss)
   on investments and futures
   transactions .........................        (.32)           (.03)          .15            (.19)            .64          (1.13)
                                               ------          ------        ------          ------          ------         ------
Net increase (decrease) in net asset
   value from operations ................        (.05)            .49           .69             .35            1.21           (.56)
                                               ------          ------        ------          ------          ------         ------

Less: Dividends and Distributions
Dividends from net investment income ....        (.26)           (.52)         (.54)           (.51)           (.57)          (.58)
Distributions in excess of net
   investment income ....................         -0-            (.04)         (.03)            -0-             -0-            -0-
Tax return of capital ...................         -0-             -0-           -0-            (.08)           (.02)          (.02)
                                               ------          ------        ------          ------          ------         ------
Total dividends and distributions .......        (.26)           (.56)         (.57)           (.59)           (.59)          (.60)
                                               ------          ------        ------          ------          ------         ------
Net asset value, end of period ..........      $ 8.25          $ 8.56        $ 8.63          $ 8.51          $ 8.75         $ 8.13
                                               ======          ======        ======          ======          ======         ======

Total Return
Total investment return based on net
   asset value (b) ......................        (.48)%          5.82%         8.40%           4.23%          15.34%         (6.14)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $460,810        $469,750      $372,494        $412,899        $502,390       $553,889
Ratio of expenses to average net assets .        1.71%(c)        1.99%         1.41%           1.68%           1.66%          1.29%
Ratio of expenses to average net assets
   excluding interest expense ...........        1.15%(c)        1.14%         1.07%           1.03%           1.03%           .97%
Ratio of net investment income to
   average net assets ...................        6.33%(c)        6.06%         6.30%           6.38%           6.77%          6.77%
Portfolio turnover rate .................         125%            202%          184%            208%            285%           438%

--------------------------------------------------------------------------------

See footnotes page 18.

                                        Alliance Mortgage Securities Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             --------------------------------------------------------------------------------
                                                                                  CLASS B
                                             --------------------------------------------------------------------------------
                                              Six Months
                                                 Ended                           Year Ended December 31,
                                             June 30, 1999   ----------------------------------------------------------------
                                              (unaudited)      1998          1997          1996          1995          1994
                                             -------------   --------      --------      --------      --------      --------
Net asset value, beginning of year ......        $ 8.56        $ 8.63        $ 8.51        $ 8.75        $ 8.13        $ 9.29
                                                 ------        ------        ------        ------        ------        ------

Income From Investment Operations
Net investment income ...................           .23(a)        .45(a)        .48(a)        .48(a)        .51(a)        .51
Net realized and unrealized gain (loss)
   on investments and futures
   transactions .........................          (.31)         (.02)          .15          (.19)          .64         (1.14)
                                                 ------        ------        ------        ------        ------        ------
Net increase (decrease) in net asset
   value from operations ................          (.08)          .43           .63           .29          1.15          (.63)
                                                 ------        ------        ------        ------        ------        ------

Less: Dividends and Distributions
Dividends from net investment income ....          (.23)         (.45)         (.48)         (.46)         (.51)         (.51)
Distributions in excess of net
   investment income ....................           -0-          (.05)         (.03)          -0-           -0-           -0-
Tax return of capital ...................           -0-           -0-           -0-          (.07)         (.02)         (.02)
                                                 ------        ------        ------        ------        ------        ------
Total dividends and distributions .......          (.23)         (.50)         (.51)         (.53)         (.53)         (.53)
                                                 ------        ------        ------        ------        ------        ------
Net asset value, end of period ..........        $ 8.25        $ 8.56        $ 8.63        $ 8.51        $ 8.75        $ 8.13
                                                 ======        ======        ======        ======        ======        ======

Total Return
Total investment return based on net
   asset value (b) ......................          (.85)%        5.04%         7.60%         3.46%        14.48%        (6.84)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $83,558      $126,879      $323,916      $477,196      $737,593      $921,418
Ratio of expenses to average net assets .          2.43%(c)      2.68%         2.14%         2.37%         2.37%         2.00%
Ratio of expenses to average net assets
   excluding interest expense ...........          1.87%(c)      1.85%         1.78%         1.74%         1.74%         1.68%
Ratio of net investment income to
   average net assets ...................          5.53%(c)      5.33%         5.60%         5.66%         6.06%         6.05%
Portfolio turnover rate .................           125%          202%          184%          208%          285%          438%

--------------------------------------------------------------------------------

See footnotes page 18.

FINANCIAL HIGHLIGHTS (continued)        Alliance Mortgage Securities Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                           ----------------------------------------------------------------------------
                                                                                  CLASS C
                                           ----------------------------------------------------------------------------
                                            Six Months
                                               Ended                           Year Ended December 31,
                                           June 30, 1999     ----------------------------------------------------------
                                            (unaudited)       1998         1997         1996         1995         1994
                                           -------------     ------       ------       ------       ------       ------
Net asset value, beginning of year ......      $ 8.56        $ 8.63       $ 8.51       $ 8.75       $ 8.13       $ 9.29
                                               ------        ------       ------       ------       ------       ------

Income From Investment Operations
Net investment income ...................         .23(a)        .46(a)       .48(a)       .48(a)       .51(a)       .51
Net realized and unrealized gain (loss)
   on investments and futures
   transactions .........................        (.31)         (.03)         .15         (.19)         .64        (1.14)
                                               ------        ------       ------       ------       ------       ------
Net increase (decrease) in net asset
   value from operations ................        (.08)          .43          .63          .29         1.15         (.63)
                                               ------        ------       ------       ------       ------       ------

Less: Dividends and Distributions
Dividends from net investment income ....        (.23)         (.46)        (.48)        (.46)        (.51)        (.51)
Distributions in excess of net
   investment income ....................         -0-          (.04)        (.03)         -0-          -0-          -0-
Tax return of capital ...................         -0-           -0-          -0-         (.07)        (.02)        (.02)
                                               ------        ------       ------       ------       ------       ------
Total dividends and distributions .......        (.23)         (.50)        (.51)        (.53)        (.53)        (.53)
                                               ------        ------       ------       ------       ------       ------
Net asset value, end of period ..........      $ 8.25        $ 8.56       $ 8.63       $ 8.51       $ 8.75       $ 8.13
                                               ======        ======       ======       ======       ======       ======

Total Return
Total investment return based on net
   asset value (b) ......................        (.85)%        5.04%        7.60%        3.46%       14.46%       (6.84)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $21,673       $23,728      $27,859      $35,355      $45,558      $58,338
Ratio of expenses to average net assets .        2.42%(c)      2.69%        2.12%        2.38%        2.35%        1.97%
Ratio of expenses to average net assets
   excluding interest expense ...........        1.85%(c)      1.84%        1.77%        1.73%        1.73%        1.69%
Ratio of net investment income to
   average net assets ...................        5.60%(c)      5.35%        5.61%        5.67%        6.07%        6.06%
Portfolio turnover rate .................         125%          202%         184%         208%         285%         438%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.

                                        Alliance Mortgage Securities Income Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen H. Corbet, Senior Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

ALLIANCE MORTGAGE SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MORSR699